EXHIBIT 99.1

ENDRA Life Sciences Granted Extension to Regain Compliance with Nasdaq Continued Listing Requirements

ANN ARBOR, Mich. (August 28, 2024) – ENDRA Life Sciences Inc. (NASDAQ: NDRA), a pioneer of Thermo Acoustic Enhanced UltraSound (TAEUS®), today announced that on August 27, 2024, the Company was notified by The Nasdaq Stock Market LLC (“Nasdaq”) that the Nasdaq Hearings Panel (the “Panel”) has granted the Company’s request for an extension through November 20, 2024, to evidence compliance with the $1.00 bid price requirement for continued listing on The Nasdaq Capital Market.

To regain compliance with the bid price requirement, the Company must evidence a closing bid price of at least $1.00 per share for a minimum of 10 consecutive trading sessions on or before November 20, 2024. The Company is considering all available options to timely evidence compliance with the terms of the Panel’s decision.

This notification from Nasdaq has no immediate effect on the listing or trading of the Company's common stock, which will continue to trade on the Nasdaq Capital Market under the symbol “NDRA.”

The Company is also announcing that as of today, 91% of the Series B Warrants that were issued in connection with the June 2024 public offering have been exercised, resulting in the issuance of 15,831,864 shares of common stock, bringing the Company’s total number of outstanding common shares to 17,280,655.

About ENDRA Life Sciences Inc.

ENDRA Life Sciences is the pioneer of Thermo Acoustic Enhanced UltraSound (TAEUS®), a ground-breaking technology that characterizes tissue similar to an MRI, but at 1/40th the cost and at the point of patient care. TAEUS® is initially focused on the non-invasive assessment of fatty tissue in the liver. Steatotic liver disease (SLD, formerly known as NAFLD-NASH) is a chronic liver disease spectrum that affects over two billion people globally, and for which there are no practical diagnostic tools. Beyond the liver, ENDRA is exploring several other clinical applications of TAEUS®, including non-invasive visualization of tissue temperature during energy-based surgical procedures. For more information, please visit www.endrainc.com.

1

Forward-Looking Statements

All statements in this press release that are not based on historical fact are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of terms such as “approximate,” "anticipate," “attempt,” "believe," "could," "estimate," "expect," “forecast,” “future,” "goal," “hope,” "intend," "may," "plan," “possible,” “potential,” “project,” "seek," "should," "will," “would,” or other comparable terms (including the negative of any of the foregoing), although some forward-looking statements are expressed differently. Examples of forward-looking statements for ENDRA include, among others, expectations with respect to FDA requirements regarding its clinical trials and de novo submission for its TAEUS liver device; estimates of the timing of future events and anticipated results of its development efforts, including the timing of submission for and receipt of required regulatory approvals and product launches and sales; statements relating to future financial position and projected costs and revenue; expectations concerning ENDRA's business strategy; and statements regarding the Company’s ability to regain compliance with the Nasdaq continued listing standards. Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements as a result of various factors including, among others: the ability to raise additional capital in order to continue as a going concern; the ability to obtain FDA and other regulatory approvals necessary to sell ENDRA medical devices in certain markets in a timely manner, or at all; the ability to develop a commercially feasible technology and its dependence on third parties to design and manufacture its products; ENDRA’s ability to regain compliance with Nasdaq listing standards and remain listed on a securities exchange; ENDRA’s dependence on its senior management team; market acceptance of ENDRA’s technology and the amount and nature of competition in its industry; ENDRA’s ability to protect its intellectual property; and the other risks and uncertainties described in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the company’s most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in this press release speak only as of the date of issuance, and ENDRA assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Company Contact:

Richard Jacroux

Chief Financial Officer

investors@endrainc.com

www.endrainc.com

Investor Relations Contact:

Yvonne Briggs

LHA Investor Relations

(310) 691-7100

ybriggs@lhai.com

#   #   #

2